UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
UNITY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐ Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Unity Bancorp, Inc.

2017 PROXY

UNITY BANCORP, INC.
64 Old Highway 22
Clinton, New Jersey 08809

March 17, 2017

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Unity Bancorp, Inc. (the “Company”) to be held on April 27, 2017 at 9:30 a.m. at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), New Jersey, (908-735-7889).  At the Annual Meeting, shareholders will be asked to consider and vote upon:

1.	The election of the four (4) nominees listed in the attached proxy statement to serve on the Board of Directors for the terms set forth therein for each nominee.

2.	The ratification of the selection of RSM US LLP as the Company’s independent external auditors for the year ending December 31, 2017.

3.	The adoption of the Company's 2017 Stock Option Plan.

4.	Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

Your cooperation is appreciated since a majority of the outstanding shares of Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

We are distributing our proxy materials to shareholders via the U.S. Securities and Exchange Commission "Notice and Access" rules. We believe this approach allows us to provide shareholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") beginning on or about March 17, 2017, rather than paper copies of the Proxy Statement, the proxy card and our 2016 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2016. The Notice of lnternet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials.

On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Sincerely yours,

/s/   David D. Dallas
David D. Dallas
Chairman of the Board

UNITY BANCORP, INC.
64 Old Highway 22
Clinton, New Jersey 08809

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2017

Notice is hereby given that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Unity Bancorp, Inc. (the “Company”) will be held on April 27, 2017 at 9:30 a.m. at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), New Jersey, (908-735-7889), for the purpose of considering and voting upon the following matters:

1.	The election of the four (4) nominees listed in the attached proxy statement to serve on the Board of Directors for the terms set forth therein for each nominee.

2.	The ratification of the selection of RSM US LLP as the Company’s independent external auditors for the year ending December 31, 2017.

3.	The adoption of the Company's 2017 Stock Option Plan.

4.	Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

Shareholders of record at the close of business on March 3, 2017, are entitled to notice of, and to vote at, the Annual Meeting.  All shareholders are cordially invited to attend the Annual Meeting.

We are distributing our proxy materials to shareholders via the U.S. Securities and Exchange Commission "Notice and Access" rules. We believe this approach allows us to provide shareholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") beginning on or about March 17, 2017, rather than paper copies of the Proxy Statement, the proxy card and our 2016 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2016. The Notice of lnternet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials.

You may revoke your proxy at any time prior to the exercise of the proxy by following the voting instructions included in the Notice of Internet Availability.  The latest vote cast will control.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON APRIL 27, 2017:
You may access the Annual Report, Proxy Statement and Proxy Card at the following website:
https://www.investorvote.com/UNTY

By Order of the Board of Directors,

/s/   David D. Dallas
David D. Dallas
Chairman of the Board
March 17, 2017
Clinton, New Jersey

UNITY BANCORP, INC.
64 Old Highway 22
Clinton, New Jersey 08809
_____________________________

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2017
_____________________________

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Unity Bancorp, Inc. (the “Company”) of proxies to be voted at the Company’s 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 27, 2017, and at any postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 9:30 a.m. local time.  The Annual Meeting will be held at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), New Jersey, (908-735-7889).  Shareholders will be admitted beginning at 9:15 a.m. local time. (Directions:  Route 78 West to Exit 12 to end of ramp, turn left onto Route 173 West and proceed to restaurant on right; or Route 78 East to Exit 11 to end of ramp, turn left on Route 614, turn right onto Route 173 East and proceed to restaurant.)

This proxy statement will first be available online on or about March 17, 2017, to shareholders.

PROXIES AND VOTING PROCEDURES

Who Can Vote?

You are entitled to vote at the Annual Meeting all shares of the Company’s Common Stock, no par value per share (the “Common Stock”), that you held as of the close of business on the record date.  Each share of Common Stock is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

On February 28, 2017, there were 10,497,869 shares of Common Stock outstanding.

In accordance with New Jersey law, a list of shareholders entitled to vote at the meeting will be available at the Annual Meeting.

Who Is a Record Holder?

You may own Common Stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.

If your shares of Common Stock are registered directly in your name, the Company is sending the Notice of Internet Availability directly to you.  If the record holder of your shares of Common Stock is a nominee, you will receive proxy materials from such record holder.

How Do I Vote?

Record Holders:
Online.  Please follow the instructions included in the Notice of Internet Availability.
By Attending the Annual Meeting.  If you attend the Annual Meeting, you can vote your shares of Common Stock in person.
Completed Proxy Card. If you requested paper copies of the proxy materials, you may complete, date, sign and return the proxy card that is mailed to you.

Stock Held by Brokers, Banks and Nominees:
If your Common Stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of Common Stock on March 3, 2017.

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

How Many Votes Are Required?

A quorum is required to transact business at the Annual Meeting.  The Company will have a quorum and be able to conduct the business of the Annual Meeting if the holders of a majority of the shares of Common Stock entitled to vote are present at the Annual Meeting, either in person or by proxy.

If a quorum is present, Directors will be elected by a plurality of votes cast at the Annual Meeting.  Thus, a Director may be elected even if the Director receives less than a majority of the shares of Common Stock represented at the Annual Meeting.  Approval of each of the other proposals requires the vote of a majority of those shares voting at the Annual Meeting.

How Are Votes Counted?

All shares that have been properly voted, and not revoked, will be voted at the Annual Meeting in accordance with the instructions given.  If you sign and return your proxy card, but do not specify how you wish your shares to be voted, your shares represented by that proxy will be voted “FOR” each of the proposals listed in the notice of meeting and as recommended by the Board of Directors on any other business to be conducted at the Annual Meeting.  The Board is not aware of any other business to be conducted at the Annual Meeting.

Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters to be acted upon at the Annual Meeting, will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting.  However, any shares not voted as a result of a marked abstention or a broker non-vote will not be counted as votes for or against a particular matter.  Accordingly, marked abstentions and broker non-votes will have no effect on the outcome of a vote.

How Does the Board Recommend that I Vote My Shares?

Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board of Directors.  The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

FOR the election of nominees for Director to serve on the Board of Directors;
FOR ratification of RSM US LLP as the Company’s independent external auditors; and
FOR adoption of the 2017 Stock Option Plan.

How Can I Revoke My Proxy or Change My Vote?

You can revoke your proxy at any time before it is exercised by following the voting instructions included in the Notice of Internet Availability. The latest vote cast will control.

Who Will Pay the Expenses of Proxy Distribution?

The Company will pay the expenses of the preparation of proxy materials and the solicitation of proxies.  Proxies may be solicited on behalf of the Company by Directors, officers or employees of the Company, who will receive no additional compensation for soliciting, in person or by telephone, e-mail, facsimile or other electronic means.  In accordance with the regulations of the Securities and Exchange Commission (“SEC”) and the Financial Industry Regulatory Authority (“FINRA”), the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors must consist of not less than one (1) and not more than sixteen (16) Directors.  The Board of Directors of the Company currently has eleven (11) members.  The Board of Directors is divided into three classes.

Four (4) Directors will be elected at this Annual Meeting to serve for three-year terms expiring at the Company’s Annual Meeting in 2020 and until their successors are duly elected and qualified.  All nominees are current members of the Company’s Board of Directors.

The following tables set forth, as of the record date, the names of the nominees and the names of those Directors whose terms continue beyond the Annual Meeting, their ages, a brief description of their recent business experience, including present occupations and employment, certain Directorships held by each, the year in which each became a Director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as Director of the Company expire.

The persons named as proxy will vote your proxy “FOR” the election of each of the nominees named below unless you indicate that your vote should be withheld.  If elected, each nominee will continue in office until his/her successor has been duly elected and qualified, or until the earliest of death, resignation, retirement or removal.  Each of the nominees has indicated to the Company that he or she will serve if elected.  The Company does not anticipate that any of the nominees will be unable to stand for election, but if that happens, your proxy will be voted in favor of another person nominated by the Board.

The Board of Directors has nominated and recommends a vote “FOR” the election of Wayne Courtright, David D. Dallas, Robert H. Dallas, II and Peter E. Maricondo.

Nominees for 2017 Annual Meeting

Name, Age and Position with Company (1)	Principal Occupation During Past Five Years	Director Since (2)	Term Expires
Wayne Courtright, 69	Consultant; Retired, Former Banker	2004	2020
Director
David D. Dallas (3), 62	Chairman of the Company and the Bank; Chief Executive Officer	1991	2020
Chairman	of Dallas Group of America, Inc. (Chemicals)
Robert H. Dallas, II (3), 70	President of Dallas Group of America, Inc. (Chemicals)	1991	2020
Director
Peter E. Maricondo, 70	Retired, Former Financial Consultant; Former Controller at GPU, Inc	2004	2020
Director	and VP/Corporate Controller at NUI Corporation (Energy)

(1)Each Director of the Company is also a Director of the Bank.
(2)Includes prior service on the Board of Directors of the Bank.
(3)David D. Dallas and Robert H. Dallas, II are brothers.

Directors of the Company Whose Terms Continue
Beyond this Annual Meeting

Name, Age and Position with Company (1)	Principal Occupation During Past Five Years	Director Since (2)	Term Expires
Dr. Mark S. Brody, 64	Managing Member Financial Planning Analysts, LLC;	2002	2018
Director	Vice President of Planned Financial Programs, Inc.
Raj Patel, 62	President/CEO of Raja Group, a real estate holding company;	2007	2018
Director	CEO of Millennium Hospitality (Hotel); Founder and Board Member
	of Rainbow Investment Group; and Founder Rainbow Distribution Group
Donald E. Souders, Jr., 51	Attorney/Partner Florio Perrucci Steinhardt & Fader LLC	2007	2018
Director
Dr. Mary E. Gross, 56	Founder, Human Edge Resources, LLC (Human Resource Consulting)	2009	2019
Director
James A. Hughes, 58	President and CEO of the Company and the Bank	2002	2019
President, CEO and Director
Aaron Tucker (3), 54	President, Tucker Enterprises; Real Estate Builder and Investor	2014	2019
Director
Allen Tucker (3), 90	Chairman, Tucker Enterprises; Real Estate Builder and Investor	1995	2019
Vice Chairman

(1)Each Director of the Company is also a Director of the Bank.
(2)Includes prior service on the Board of Directors of the Bank.
(3)Allen Tucker and Aaron Tucker are father and son.

No Director of the Company is also a Director of any other company registered pursuant to Sections 12 or 15(d) of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

GOVERNANCE OF THE COMPANY

Meetings of the Board of Directors and Committee Meetings

During the fiscal year ended December 31, 2016, the Board of Directors of the Company held twelve (12) meetings, and no Director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors, and (ii) meetings of the Committees of the Board of Directors on which such Director served. The Board of Directors has determined that each of the following Directors of the Company was “independent” within the meaning of the NASDAQ’s listing standards during 2016:  Dr. Mark S. Brody, Wayne Courtright, Dr. Mary E. Gross, Dr. Austin H. Kutscher, Jr., Peter E. Maricondo, Raj Patel, Donald E. Souders, Jr., Aaron Tucker and Allen Tucker, constituting a majority of the Board.  In reviewing the independence of these Directors, the Board considered that Messrs. Courtright, Maricondo, Patel, Souders, Allen and Aaron Tucker and Drs. Brody, Gross and Kutscher engaged in ordinary course banking transactions with the Bank, including loans, if any, that were made in accordance with Federal Reserve Regulation O.  The Company’s policy is to require all Directors to attend Annual Meetings of Shareholders absent extenuating circumstances.  All of the Company’s Directors attended the Company’s 2016 Annual Meeting of Shareholders. On February 15, 2017, Dr. Austin H. Kutscher, Jr. retired from the Board of Directors for personal reasons.

Director Qualifications

Dr. Mark S. Brody:  Dr. Mark S. Brody has been a Director of the Company and the Bank since 2002.  Dr. Brody is also the Vice President of Planned Financial Programs, Inc. and Managing Member, Financial Planning Analysts, LLC.  Dr. Brody has extensive experience in the financial markets and is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.  Dr. Brody is a prominent businessman in NJ and NY and has many contacts to generate new business for the Company.

Wayne Courtright:  Wayne Courtright has been a Director of the Company and the Bank since 2004.  Mr. Courtright is a retired banker, who has served in the capacity of Chief Lending Officer at several institutions.  Mr. Courtright is considered to be an Audit Committee financial expert as such term is defined by SEC regulations. Mr. Courtright is a prominent businessman in NJ and has many contacts to generate new business for the Company.

David D. Dallas:  David D. Dallas is a founding member of the Bank and currently serves as Chairman of the Company and Bank. Mr. Dallas is the CEO of The Dallas Group of America. Inc., a specialty chemical manufacturing business headquartered in Whitehouse, NJ, which serves a global industrial and foodservice customer base. For over 40 years, Mr. Dallas has extensive experience in real estate by investing and developing commercial and residential properties throughout the New Jersey and Pennsylvania markets served by the Company. Mr. Dallas is an active member of the Franklin Township Land Use Board having served for more than 10 years and currently serves as a trustee of Centenary University located in Hackettstown, NJ. Mr. Dallas has served as a Director of both the Company and Bank since 1991.

Robert H. Dallas, II:  Robert H. Dallas II is a founding member of the Bank and has served as a Director of both the Company and the Bank since 1991. Mr. Dallas is the President of The Dallas Group of America. Inc., a specialty chemical manufacturing business headquartered in Whitehouse, NJ, which serves a global industrial and foodservice customer base. For over 40 years, Mr. Dallas has extensive experience in real estate by investing and developing commercial and residential properties throughout the New Jersey and Pennsylvania markets served by the Company. Mr. Dallas is an active member of the Watchung Borough Zoning Board of Adjustment having served for more than 20 years.

Dr. Mary E. Gross:  Dr. Mary E. Gross has been a Director of the Bank since 2009 and a Director of the Company since 2011.  Dr. Gross is the founder of Human Edge Resources, LLC.  Dr. Gross holds a PsyD in Organizational Psychology from Rutgers, an MBA with honors from The Wharton School of the University of Pennsylvania and a BS in Accounting from the University of Maryland. Dr. Gross is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.  Her experience in human resources and financial services assists the Board in its oversight of the Company’s operations.

James A. Hughes:  James A. Hughes has been a Director of the Company and the Bank since 2002.  Mr. Hughes has a Bachelor’s degree in Accounting from Mount St. Mary’s, a Master’s degree in Business Administration from Seton Hall University and is a Certified Public Accountant.  Prior to Unity Bank, Mr. Hughes was a Senior Vice President at Summit Bancorp and also worked in public accounting for KPMG.  The Board believes that it is important that Mr. Hughes, as the senior managing officer of the Company and the Bank, participate in all Board deliberations and decisions.

Peter E. Maricondo:  Peter E. Maricondo has been a Director of the Company and the Bank since 2004.  Mr. Maricondo is a retired financial consultant.  Prior to financial consulting, Mr. Maricondo served as the Vice President/Corporate Controller at GPU, Inc. and the Vice President/Corporate Controller at NUI Corporation.  He also worked in public accounting as a Certified Public Accountant with an international accounting firm.  Mr. Maricondo holds an MBA degree in Accounting from Seton Hall University and is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.

Raj Patel: Raj Patel has been a Director of the Company since 2008 and a Director of the Bank since 2007.  Mr. Patel is currently serving as the President and CEO of the Raja Group, a real estate holding company and CEO of Millennium Hospitality.  Mr. Patel is also the founder and a Board member of Rainbow Distribution Group.  Mr. Patel holds a Bachelor’s degree in Engineering from SP University in India.  Mr. Patel is a prominent businessman in NJ and has many contacts to generate new business for the Company.

Donald E. Souders, Jr.:  Donald E. Souders, Jr., has been a Director of the Bank since 2007 and of the Company since 2014.  Mr. Souders is a practicing attorney and partner in the law firm of Florio Perrucci Steinhardt & Fader LLC, with offices in NJ and PA.  Mr. Souders is a prominent attorney practicing in NJ and PA and has many contacts to generate new business for the Company.  In addition, his experience as an attorney provides the Board with a critical point of view on many issues considered by the Board.

Aaron Tucker:  Aaron Tucker has been a Director of the Bank since 2014 and the Company since 2015.  Mr. Tucker is the President of Tucker Enterprises.  Mr. Tucker has extensive experience as a developer/builder of real estate and has extensive knowledge of the NJ markets served by the Company.  Mr. Tucker is a prominent businessman in NJ and has many contacts to generate new business for the Company.

Allen Tucker:  Allen Tucker has been a Director of the Company and the Bank since 1995 and is the current Vice Chairman.  Mr. Tucker is also the founder and Chairman of Tucker Enterprises.  Mr. Tucker has extensive experience as a developer/builder of real estate and has extensive knowledge of the NJ markets served by the Company.  Mr. Tucker is a prominent businessman in NJ and has many contacts to generate new business for the Company.

Diversity

Diversity in knowledge, skills and experience is considered by the Board of Directors when evaluating nominees.  From time to time, the Corporate Governance and Nominating Committee may develop specific additional selection criteria for Board membership, taking into consideration current Board composition and ensuring that the appropriate knowledge, skills and experience are represented.

Board Leadership

Historically, the Company has separated the positions of CEO and Board Chairman, with the Board Chairman’s position being filled by a non-employee member of the Board.  The Board believes that this structure has been the most appropriate for the Company because it provides the Board with an additional diversity of views on managing the Company and provides the Board with greater independent leadership.

Risk Oversight

Risk is an inherent part of the business of banking.  Risks faced by the Bank include credit risk relating to its loans and interest rate risk related to its entire balance sheet.  The Board of Directors oversees these risks through the adoption of policies and by delegating oversight to certain Board committees, including the Executive Loan and Risk Management Committees.

Audit Committee

The Company maintains an Audit Committee of the Board of Directors, which consisted of Chairman Peter E. Maricondo, and Directors Mark S. Brody, Wayne Courtright and Mary E. Gross during the fiscal year ended December 31, 2016.  The Audit Committee met five (5) times in 2016, and also held three (3) telephonic meetings with the Company's external auditors.  All Directors who serve on the Audit Committee are “independent” under the heightened NASDAQ listing standards and the SEC’s rules applicable to audit committees.  The Board has determined that each of Messrs. Maricondo and Courtright and Drs. Brody and Gross, are considered “Audit Committee financial experts” as defined in Item 401(h) of the SEC’s Regulation S-K.

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Board has adopted a written charter setting forth the functions of the Audit Committee.  The functions of the Audit Committee are to: (i) monitor the integrity of the Company’s financial reporting process and systems of internal controls; (ii) monitor the independence and performance of the Company’s external audit and internal auditing functions and determine the engagement of the external and internal auditors; (iii) provide avenues of communication among the external and internal auditors and the Board of Directors; (iv) review and monitor compliance with the Company’s Bank Secrecy Act (“BSA”) policy, procedures and practices; and (v) review and monitor compliance with the Company’s policies, procedures and practices.  The Audit Committee reviews this charter annually in order to assure compliance with current SEC and NASDAQ rule-making and to assure that the Audit Committee’s functions and procedures are appropriately defined and implemented.  A copy of our Audit Committee charter is available on our website at www.unitybank.com.

The Audit Committee also reviews and evaluates the recommendations of the Company’s independent certified public accountant, receives all reports of examination of the Company and the Bank by regulatory agencies, analyzes such regulatory reports and informs the Board of the results of their analysis of the regulatory reports.  In addition, the Audit Committee receives reports directly from the Company’s internal auditors and recommends any action to be taken in connection therewith.

Human Resources (“HR”)/Compensation Committee

The HR/Compensation Committee consisted of Chairman Mark S. Brody and Directors Mary E. Gross, Austin H. Kutscher, Jr., Peter E. Maricondo and Donald E. Souders, Jr. during the fiscal year ended December 31, 2016.  The HR/Compensation Committee met three (3) times in 2016.  As of the date hereof, Mark S. Brody, Mary E. Gross, Peter E. Maricondo and Donald E. Souders, Jr. are considered to be “independent” for purposes of NASDAQ Compensation Committee standards.

The HR/Compensation Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibilities with respect to human resources issues, policies relating to human resources and compensation of employees, including executive compensation.  The HR/Compensation Committee performs functions that include monitoring human resources and compensation issues and practices, both internally and in the marketplace, conducting surveys and studies as to these issues, keeping abreast of current developments in the relevant fields, developing compensation ranges/grades, human resources policies and employment manual updates.  Based on the results of its activities, the HR/Compensation Committee sets the compensation for our executive officers and for the members of our Board.  The HR/Compensation Committee does not delegate its authority regarding compensation.  Currently, no consultants are engaged or used by the HR/Compensation Committee for purposes of determining or recommending compensation levels.

The Board of Directors has adopted a written charter for the HR/Compensation Committee which is available on our website at www.unitybank.com.

HR/Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee “interlocks”, which generally means that no executive officer of the Company or the Bank served as a director or member of the Compensation Committee of another entity one of whose executive officers serves as a member of the HR/Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consisted of Chairman Mary E. Gross and Directors Austin H. Kutscher, Jr., Peter E. Maricondo and Donald E. Souders, Jr., during the fiscal year ended December 31, 2016.  The Corporate Governance and Nominating Committee met three (3) times in 2016.  In accordance with the marketplace rules of the Nasdaq Global Market, the Corporate Governance and Nominating Committee is currently, and was during 2016, composed entirely of independent non-management members of the Board of Directors.  The committee operates under a written charter approved by the Board.  A copy of the charter is available on the Company’s website at www.unitybank.com.

The Corporate Governance and Nominating Committee’s responsibilities include:

•	Developing and recommending to the Board a set of corporate governance principles applicable to the Company, and fulfilling the duties of the Committee as specified in such governance principles;

•	Assisting the Board in determining the size and composition of the Board of Directors and its Committees;

•
Assisting the Board in identifying qualified individuals to be considered for nomination by the Board for election as directors at any meeting of shareholders, including considering proposals made by shareholders and others to nominate specific individuals to the Board of Directors;

•	Overseeing the biennial evaluation of the Board.

The Corporate Governance and Nominating Committee carefully considers all candidates for Director that are recommended by the Company’s shareholders and will not evaluate such candidate recommendations any differently from the way it evaluates candidates recommended by the Corporate Governance and Nominating Committee. In its evaluation of each proposed candidate, the Corporate Governance and Nominating Committee considers many factors including, without limitation, the individual’s experience, character, demonstrations of judgment and ability, and financial and other special expertise. The Corporate Governance and Nominating Committee is also authorized to obtain the assistance of an independent third party to complete the process of finding, evaluating and selecting suitable candidates for Director. Any shareholder, who wishes to recommend an individual as a nominee for election to the Board of Directors, should submit such recommendation in writing to the Corporate Secretary of the Company, together with information regarding the experience, education and general background of the individual and a statement as to why the shareholder believes such individual to be an appropriate candidate for Director of the Company. Such recommendation should be provided to the Company no later than the deadline for submission of shareholder proposals with respect to the annual meeting at which such candidate, if recommended by the Corporate Governance and Nominating Committee to the Board of Directors and approved by the Board of Directors, would be proposed for election.

Communications with the Board of Directors

The Company encourages shareholder communications with the Board of Directors, but does not have a formal process.  All such communications should be directed to the Chief Executive Officer of the Company, who will circulate them to the other members of the Board.  The Board does not screen shareholder communications through management.

Code of Ethics

The Company has adopted a Code of Ethics in accordance with SEC regulations, applicable to the Company’s Chief Executive Officer, Chief Financial Officer, other senior officers and the Board of Directors.  Our Code of Ethics is available on our website at www.unitybank.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016, was RSM US LLP.  Representatives of RSM US LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Fees Paid to the Company’s Independent Registered Public Accounting Firm during Fiscal Years 2016 and 2015

	2016	2015
Audit fees (1)	$233,000	$237,500
Audit related fees (2)	25,022	31,500
Other fees (3)	92,500	11,000
Total	$350,522	$280,000

(1)	Includes those fees required for reporting on the Company's consolidated financial statements.

(2)	Includes fees related to audits of the Company's employee benefit plans and audit procedures relating to the U.S. Department of Housing and Urban Development (HUD) reporting requirements.

(3)	Includes fees related to filings under the Securities Act of 1933 in both 2016 and 2015.

Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent external auditors.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted a policy for the pre-approval of services provided by the independent external auditors.  Under the policy, pre-approval is generally provided for up to one year, and any pre-approval is limited as to the particular service or category of services and is subject to a specific budget.  For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.  The Audit Committee has approved an exception to this pre-approval policy, allowing Management to engage the Company’s independent auditor to provide permissible non-audit services, provided that the total cost of such services, in the aggregate, does not exceed $10,000 in any year.  Management will then report the engagement to the Audit Committee at its next meeting.  All audit and permissible non-audit services provided by RSM US LLP to the Company for the fiscal years ended 2016 and 2015 were approved by the Audit Committee.

Report of the Audit Committee

The Audit Committee meets at least four (4) times per year to consider the adequacy of the Company’s financial controls and the objectivity of its financial reporting.  The Audit Committee meets with RSM US LLP, the Company’s independent registered public accounting firm and the Company’s internal auditors, who have unrestricted access to the Audit Committee.

Management of the Company has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls.  The independent registered public accounting firm audits internal controls and the financial statements prepared by Management, expresses an opinion as to whether those financial statements fairly represent the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discusses with the Audit Committee any issues they believe should be raised with the Committee.

In connection with this year’s financial statements, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s officers and RSM US LLP, the Company’s independent registered public accounting firm.  The Audit Committee has discussed with RSM US LLP the matters required to be discussed by PCAOB Auditing Standards No. 16, Communications with Audit Committees.  The Audit Committee also received the written disclosures and letters from RSM US LLP that are required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committee Concerning Independence and have discussed such independence with representatives of RSM US LLP.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the U.S. Securities and Exchange Commission.

Peter E. Maricondo, Chairman
Dr. Mark S. Brody
Wayne Courtright
Dr. Mary E. Gross

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of  February 15, 2017, certain information concerning the ownership of shares of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer described in this Proxy Statement under the caption “Executive Compensation,” and (iv) all Directors and Executive Officers of the Company as a group.

Name and Position With Company (1)	Number of Shares Beneficially Owned (2)		Percent of Class
Dr. Mark S. Brody, Director	384,544	(3)	3.66%
Wayne Courtright, Director	115,480	(4)	1.10%
David D. Dallas, Chairman	1,705,434	(5)	16.22%
Robert H. Dallas, II, Director	1,705,234	(6)	16.22%
Dr. Mary E. Gross, Director	14,943	(7)	0.14%
Peter E. Maricondo, Director	37,245	(8)	0.35%
Raj Patel, Director	33,216	(9)	0.32%
Donald E. Souders, Jr., Director	27,274	(10)	0.26%
Aaron Tucker, Director	34,567	(11)	0.33%
Allen Tucker, Vice Chairman	423,333	(12)	4.03%
James A. Hughes, President and Director	127,695	(13)	1.21%
Alan J. Bedner, Exec. V.P. and Chief Financial Officer	75,061	(14)	0.71%
Janice Bolomey, Exec. V.P. and Chief Administrative Officer	74,717	(15)	0.71%
John J. Kauchak, Exec. V.P. and Chief Operating Officer	111,542	(16)	1.06%
Directors and Executive Officers of the Company as a Group (14 persons)	3,202,541	(17)	29.63%
5% Shareholders:
Wellington Management Group LLP	612,916	(18)	5.89%
Endicott Management Company	660,635	(19)	6.34%
Banc Funds Company LLC	653,769	(20)	6.20%

(1)
The address for Wellington Management Group LLP is 280 Congress Street, Boston, Massachusetts, 02210.  The address for Endicott Management Company is 570 Lexington Avenue, 37th Floor, New York, NY 10022.  The address for Banc Funds Company LLC is 20 North Wacker Drive, Suite 3300, Chicago, IL 60606-3105.  The address for all other listed persons is c/o Unity Bank, 64 Old Highway 22, Clinton, New Jersey, 08809.

(2)
Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power.  It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option.  Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(3)
Includes 48,400 shares held jointly with his spouse, and 14,887 shares issuable upon the exercise of immediately exercisable options.  Also includes 40,102 shares registered to Financial Planning Analysts and owned by Dr. Brody; 16,249 shares in Dr. Brody’s own name; 12,705 shares in an SEP-IRA account in his own name; and 247,501 shares held in a master account at Financial Planning Analysts over which Dr. Brody has no voting authority, but has dispositive power.  Also includes a total of 4,700 shares of Restricted Stock (see number 21 below for grant details).

(4)
Includes 46,866 shares in Mr. Courtright’s own name, 49,027 shares in an IRA in his own name and 14,887 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 4,700 shares of Restricted Stock (see number 21 below for grant details).

(5)
Includes 17,713 shares in Mr. David Dallas’ own name and 14,887 shares issuable upon the exercise of immediately exercisable options.  Shares also disclosed as beneficially owned by Mr. Dallas are 1,667,744 shares held by Dallas Financial Holdings, LLC., which are also disclosed as beneficially owned by Mr. Robert H. Dallas II.  Also includes a total of 4,700 shares of Restricted Stock (see number 21 below for grant details) and 390 shares issued through its Dividend Reinvestment Plan.

(6)
Includes 17,713 shares in Mr. Robert Dallas’ own name and 14,887 shares issuable upon the exercise of immediately exercisable options.  Shares also disclosed as beneficially owned by Mr. Dallas are 1,667,744 shares held by Dallas Financial Holdings, LLC., which are also disclosed as beneficially owned by Mr. David D. Dallas.  Also includes a total of 4,500 shares of Restricted Stock (see number 22 below for grant details) and 390 shares issued through its Dividend Reinvestment Plan.

(7)
Includes 8,776 shares in Dr. Gross’ own name and 1,467 shares issuable upon the exercise of immediately exercisable options. Also includes a total of 4,700 shares of Restricted Stock (see number 21 below for grant details).

(8)
Includes 17,658 shares in Mr. Maricondo’s own name and 14,887 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 4,700 shares of Restricted Stock (see number 21 below for grant details).

(9)
Includes 18,449 shares in Mr. Patel’s own name and 10,267 shares issuable upon the exercise of immediately exercisable options. Also includes a total of 4,500 shares of Restricted Stock (see number 22 below for grant details).

(10)
Includes 7,887 shares in Mr. Souders’ own name; 14,887 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 4,500 shares of Restricted Stock (see number 22 below for grant details).

(11)
Includes 29,260 shares in Mr. Aaron Tuckers’ own name and 1,467 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 3,840 shares of Restricted Stock (see number 23 below for grant details).

(12)
Includes 344,479 shares in Mr. Allen Tucker’s own name; 10,267 shares issuable upon the exercise of immediately exercisable options; and 63,497 shares held by Mr. Tucker’s spouse in her name.  Also includes a total of 4,700 shares of Restricted Stock (see number 21 below for grant details) and 390 shares issued through a Dividend Reinvestment Plan.

(13)
Includes 86,304 shares in Mr. Hughes’ own name, 7,597 shares held in his 401(k), and 22,550 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 10,670 shares of Restricted Stock (see number 25 below for grant details) and 574 shares issued through a Dividend Reinvestment Plan.

(14)
Includes 4,947 shares in Mr. Bedner’s own name, 4,114 shares held in his 401(k) and 60,500 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 5,500 shares of Restricted Stock (see number 24 below for grant details).

(15)
Includes 14,189 shares in Ms. Bolomey’s own name and 55,578 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 4,950 shares of Restricted Stock (see number 26 below for grant details).

(16)
Includes 45,157 shares in Mr. Kauchak’s own name and includes 60,885 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 5,500 shares of Restricted Stock (see number 24 below for grant details).

(17)	Includes 312,303 shares issuable upon the exercise of immediately exercisable options.

(18)
All information regarding the number of shares beneficially owned and the percent of ownership by Wellington Management Group LLP, was obtained from the 13G filed with the U.S. Securities and Exchange Commission on February 9, 2017.

(19)	All information regarding the number of shares beneficially owned and the percent of ownership by Endicott Management Company was obtained from Bloomberg on February 21, 2017.

(20)
All information regarding the number of shares beneficially owned and the percent of ownership by Banc Funds Company LLC, was obtained from the 13G filed with the U.S. Securities and Exchange Commission on February 15, 2017.

(21)	The details of the restricted stock grants for all Directors holding 4,700 shares of Restricted Stock as of February 15, 2017 are as follows:

•	660 shares remaining unvested of an original grant of 2,640 shares granted on November 21, 2013, which vest in 660 share increments over four (4) years commencing November 21, 2014;

•	1,320 shares remaining unvested of an original grant of 2,640 shares granted on January 2, 2015, which vest in 660 share increments over four (4) years commencing January 2, 2016;

•	1,320 shares remaining unvested of an original grant of 1,760 shares granted on January 5, 2016, which vest in 440 share increments over four (4) years commencing January 5, 2017; and

•	1,400 shares granted on January 3, 2017, which vest in 350 share increments over four (4) years commencing January 3, 2018.

(22)	The details of the restricted stock grants for all Directors holding 4,500 shares of Restricted Stock as of February 15, 2017 are as follows:

•	660 shares remaining unvested of an original grant of 2,640 shares granted on November 21, 2013, which vest in 660 share increments over four (4) years commencing November 21, 2014;

•	1,320 shares remaining unvested of an original grant of 2,640 shares granted on January 2, 2015, which vest in 660 share increments over four (4) years commencing January 2, 2016;

•	1,320 shares remaining unvested of an original grant of 1,760 shares granted on January 5, 2016, which vest in 440 share increments over four (4) years commencing January 5, 2017; and

•	1,200 shares granted on January 3, 2017 which vest in 300 share increments over four (4) years commencing January 3, 2018.

(23)	The details of the restricted stock grants for all Directors holding 3,840 shares of Restricted Stock as of February 15, 2017 are as follows:

•	1,320 shares remaining unvested of an original grant of 2,640 shares granted on January 2, 2015, which vest in 660 share increments over four (4) years commencing January 2, 2016;

•	1,320 shares remaining unvested of an original grant of 1,760 shares granted on January 5, 2016, which vest in 440 share increments over four (4) years commencing January 5, 2017; and

•	1,200 shares granted on January 3, 2017 which vest in 300 share increments over four (4) years commencing January 3, 2018.

(24)	The details of the restricted stock grants for all Executives holding 5,500 shares of Restricted Stock as of February 15, 2017 are as follows:

•	550 shares remaining unvested of an original grant of 2,200 shares granted on March 5, 2013, which vest in 550 share increments over four (4) years commencing March 5, 2014;

•	1,100 shares remaining unvested of an original grant of 2,200 shares granted on March 3, 2014, which vest in 550 share increments over four (4) years commencing March 3, 2015;

•	1,650 shares remaining unvested of an original grant of 2,200 shares granted on March 17, 2015, which vest in 550 share increments over four (4) years commencing March 17, 2016; and

•	2,200 shares granted on February 25, 2016 which vest in 550 share increments over four (4) years commencing February 25, 2017.

(25)	The details of the restricted stock grants for all Directors holding 10,670 shares of Restricted Stock as of February 15, 2017 are as follows:

•	2,750 shares remaining unvested of an original grant of 11,000 shares granted on March 5, 2013, which vest in 2,750 share increments over four (4) years commencing March 5, 2014;

•	1,100 shares remaining unvested of an original grant of 2,200 shares granted on March 27, 2014, which vest in 550 share increments over four (4) years commencing March 27, 2015;

•	1,320 shares remaining unvested of an original grant of 2,640 shares granted on January 29, 2015, which vest in 660 share increments over four (4) years commencing January 29, 2016; and

•	5,500 shares granted on February 25, 2016 which vest in 1,375 thousand share increments over four (4) years commencing February 25, 2017.

(26)	The details of the restricted stock grants for all Executives holding 4,950 shares of Restricted Stock as of February 15, 2017 are as follows:

•	1,100 shares remaining unvested of an original grant of 2,200 shares granted on March 3, 2014, which vest in 550 share increments over four (4) years commencing March 3, 2015;

•	1,650 shares remaining unvested of an original grant of 2,200 shares granted on March 17, 2015, which vest in 550 share increments over four (4) years commencing March 17, 2016; and

•	2,200 shares granted on February 25, 2016 which vest in 550 share increments over four (4) years commencing February 25, 2017.

None of the shares disclosed on the table above are pledged as security for any extension of credit.

EXECUTIVE COMPENSATION

The following table sets forth compensation paid to the Chief Executive Officer and the next two (2) other most highly compensated executive officers of the Company earning in excess of $100,000 (the “named executive officers” or “NEOs”) as of the fiscal year ended December 31, 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	Option Awards ($)**	Non-equity Incentive Plan Compensation	All Other Compensation ($)		Total ($)
			(1)	(2)	(2)
James A. Hughes	2016	400,010	151,320	49,200	26,314	—	127,534	(3)	754,378
President/CEO	2015	312,000	125,625	21,864	39,214	—	944,774		1,443,477
Alan J. Bedner	2016	199,498	60,839	19,680	26,314	—	40,695	(4)	347,026
EVP/CFO	2015	193,674	56,938	18,220	37,801	—	8,522		315,155
John J. Kauchak	2016	183,456	66,751	19,680	26,314	—	38,690	(5)	334,892
EVP/COO	2015	178,100	54,301	18,220	37,801	—	8,866		297,288

*Restricted Stock
**Non-Qualified Stock Options

(1)	Mr. Hughes' 2016 bonus includes $75,660 which has been deposited into his deferred compensation plan.

(2)	Represents the full grant date fair value of the award. See Note 18 to our audited financial statements. The awards are subject to vesting requirements.

(3)
Mr. Hughes’ other compensation for 2016 consisted of: $1,731 for personal use of a country club membership; $3,091 for personal use of a company automobile; $10,720 company matching contribution to his 401(k); $12,698 interest earned on his deferred compensation plan; and $99,294 allocated under the SERP plan. For 2015 other compensation consisted of: $2,831 for personal use of a company automobile; $8,872 interest earned on his deferred compensation plan; $9,628 company matching contribution to his 401(k); and $923,443 allocated under the SERP plan, of which $830,000 was related to a prior service catchup while the balance represented the current year expense of this benefit.

(4)
Mr. Bedner’s other compensation for 2016 consisted of: $334 for personal use of a country club membership; a $9,975 Company matching contribution to his 401(k); and a $30,386 contribution to a retirement plan.  For 2015 other compensation consisted of:  $486 for personal use of a country club membership and an $8,036 company matching contribution to his 401(k).

(5)
Mr. Kauchak’s other compensation for 2016 consisted of: $1,989 interest earned on his deferred compensation plan; $8,759 for company matching contribution to his 401(k); and a $27,942 contribution to a retirement plan.  For 2015 other compensation consisted of:  $1,798 interest earned on his deferred compensation plan and $7,068 for Company matching contribution to his 401(k).

Employment Agreement

The Company and the Bank entered into an Amended and Restated Employment Agreement with Mr. Hughes on May 21, 2015, revising the March 26, 2005, First Amendment to the Employment Agreement with Mr. Hughes with respect to his services as President of the Company and the Bank.

Under this Amended and Restated Employment Agreement, Mr. Hughes will receive an annual base salary, subject to annual review and, in the discretion of the HR/Compensation Committee of the Board of Directors of the Company (“Committee”), adjustments based on factors deemed appropriate by the Committee.  Mr. Hughes may also receive such additional cash bonuses as the Committee may authorize in its discretion.  Mr. Hughes is entitled to participate in such benefit programs as are made available to employees of the Company, and to participate in such stock option or stock bonus plans as the Committee may, in its discretion, determine.  Mr. Hughes’ agreement contains provisions for the payment of severance and payments upon a change in control. See “Potential Payments upon Termination or Change in Control.”

Non-qualified Deferred Compensation - Supplemental Executive Retirement Plan

The Company and the Bank entered into a Supplemental Executive Retirement Plan (the "SERP") with Mr. Hughes on June 4, 2015.  The SERP will provide Mr. Hughes with certain supplemental non-qualified retirement benefits.

Effective November 21, 2016, the Company amended Section 10.6 of the SERP which defines the retirement benefit calculation. Upon separation from service after age 66, Mr. Hughes will be entitled to an annual benefit in an amount equal to forty (40) percent of the average of his base salary for the thirty-six months immediately preceding his separation from service for reasons other than Cause. The retirement benefit shall be adjusted annually thereafter by two (2) percent. The maximum number of annual payments to Mr. Hughes shall be fifteen (15). In the event that Mr. Hughes’ separation from service from the Registrant were to occur prior to full vesting, Mr. Hughes would be entitled to and shall be paid the vested portion of the retirement benefit calculated as of the date of separation from service.

Notwithstanding the foregoing, upon a Change in Control, and provided that within 6 months following the Change in Control Mr. Hughes is involuntary terminated for reasons other than “cause” or Mr. Hughes resigns for “good reason”, as such is defined in the SERP, or Mr. Hughes voluntarily terminates his employment after being offered continued employment in a position that is not a “Comparable Position”, as such is also defined in the SERP, Mr. Hughes shall become 100% vested in the full retirement benefit.

The following table sets forth certain information regarding non-qualified deferred compensation benefits during the Company’s fiscal year ended December 31, 2016.

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/Distributions ($)	Aggregate balance at last FYE ($)
James A Hughes	SERP	—	99,294	—	—	1,022,737

Non-qualified Deferred Compensation - Executive Incentive Retirement Plan

On October 22, 2015, the Company entered into an Executive Incentive Retirement Plan (“EIRP”) with key executive officers. The Plan has an effective date of January 1, 2015.

The Plan is an unfunded, non-qualified deferred compensation plan.  For any Plan Year, a guaranteed annual Deferral Award percentage of seven and one half percent (7.5%) of the participant’s annual base salary shall be credited to each Participant’s Deferred Benefit Account. A discretionary annual Deferral Award equal to seven and one half percent (7.5%) of the participant’s annual base salary may be credited to the Participant’s account in addition to the guaranteed Deferral Award, if the Bank exceeds the benchmarks set forth in the Annual Executive Bonus Matrix. The total Deferral Award shall never exceed fifteen percent (15%) for any given Plan Year. Each Participant shall be immediately one hundred percent (100%) vested in all Deferral Awards as of the date they are awarded.

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/Distributions ($)	Aggregate balance at last FYE ($)
Alan J. Bedner	EIRP	—	30,386	—	—	30,386
John J. Kauchak	EIRP	—	27,942	—	—	27,942

The following table sets forth information regarding outstanding equity awards to the NEOs at December 31, 2016.

OPTION EQUITY AWARDS AT FISCAL YEAR-END (12/31/16)
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
James A. Hughes	8,085	—	—	7.00	2/28/2018	2,750	43,175	—	—
	3,465	—	—	6.80	4/2/2018	1,100	17,270	—	—
	7,333	3,667	—	7.25	3/27/2024	1,980	31,086	—	—
	3,667	7,333	—	8.31	1/29/2025	5,500	86,350	—	—
	—	11,000	—	8.95	2/25/2026

Alan J. Bedner	16,500	—	—	6.06	5/26/2021	550	8,635	—	—
	16,500	—	—	5.82	11/17/2021	1,100	17,270	—	—
	16,500	—	—	5.48	3/5/2023	1,650	25,905	—	—
	7,333	3,667	—	7.16	3/3/2024	2,200	34,540	—	—
	3,667	7,333	—	8.29	3/17/2025
	—	11,000	—	8.95	2/25/2026

John J. Kauchak	8,085	—	—	7.00	2/28/2018	550	8,635	—	—
	8,800	—	—	3.62	12/10/2019	1,100	17,270	—	—
	11,000	—	—	6.06	5/26/2021	1,650	25,905	—	—
	11,000	—	—	5.82	11/17/2021	2,200	34,540	—	—
	11,000	—	—	5.48	3/5/2023
	7,333	3,667	—	7.16	3/3/2024
	3,667	7,333	—	8.29	3/17/2025
	—	11,000	—	8.95	2/25/2026

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Employment Agreement

Mr. Hughes’ employment may be terminated at any time for “cause” as defined in the Employment Agreement, or without “cause.”  In the event that Mr. Hughes is terminated without “cause” or resigns for “good cause” (as defined under the Employment Agreement and discussed below), he is entitled to receive a severance amount equal to 18 months of his then current base salary.  Such amount shall be paid in equal installments in the same manner in which Mr. Hughes' compensation was paid through the date of termination.  Mr. Hughes will also continue to receive hospital, health, medical, and life insurance and such other benefits to which he had been entitled at the date of termination for such 18-month period, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes.  “Good Cause” under the Employment Agreement includes a material reduction in Mr. Hughes’ duties and responsibilities or any reduction in his base salary.

In addition, if Mr. Hughes’ employment with the Company or any successor terminates within 18 months after a “change in control” of the Company, as defined under the Employment Agreement (regardless of the reason for such termination), Mr. Hughes will be entitled to receive an amount equal to 18 months of his then current base salary plus any cash bonus received by Mr. Hughes during the preceding fiscal year.  Such amount shall be paid in installments in the same manner in which Mr. Hughes’ compensation was paid through the date of termination. The Company, or its successor, will be required to maintain Mr. Hughes’ hospital, health, medical and life insurance coverage during the 18 month period following his termination, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes.  All unvested stock options and stock awards previously granted to Mr. Hughes shall accelerate and immediately vest upon the occurrence of a change in control.

Mr. Hughes’ employment agreement defines a change in control as including:  any event requiring the filing of a Current report on Form 8-K to announce a change in control; any person acquiring 35% or more of the Company’s voting power; if persons who serve on the Board at the beginning of the period fail to make up a majority of the Board at the end of the period; if the Company fails to satisfy the listing criteria for any exchange on which its shares are traded due to the number of shareholders or the number of round lot holders; or if the Board of the Company approves any transaction after which the shareholders of the Company fail to control 51% of the voting power of the resulting entity.

Furthermore, if Mr. Hughes’ employment with the Company terminates within 18 months after the Company consummates a “Significant Acquisition,” as defined under the Employment Agreement (regardless of the reason for such termination), Mr. Hughes will be entitled to receive an amount equal to 18 months of his then current base salary plus any cash bonus received by Mr. Hughes during the preceding fiscal year.  Such amount shall be paid in installments in the same manner in which Mr. Hughes’ compensation was paid through the date of termination. In the event Mr. Hughes becomes entitled to the foregoing amounts due to this termination within 18 months of a Significant Acquisition, all unvested stock options or stock awards previously granted to Mr. Hughes shall accelerate and immediately vest upon such termination.

“Significant Acquisition” under the Employment Agreement means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 25% or more of the then outstanding voting securities of the Company.

Following a Change in Control Mr. Hughes is also subject to a non-compete covenant and a non-solicitation covenant with respect to officers and employees of the Registrant and the Bank, in each case for a period of 18 months following termination of Mr. Hughes’ employment. Mr. Hughes would be entitled to 18 months of his then current base salary plus any cash bonus received by Mr. Hughes during the preceding fiscal year in exchange for agreeing to the non-compete and non-solicitation covenants.

Mr. Hughes’ Employment Agreement has a term of three (3) years; however, for each day elapsed during the term, a day will be added at the end of the term so that the term will be extended on a rolling basis to be three (3) years at any point in time, unless either party shall have provided written notice to the other of its desire to cease such extensions.  In addition, the term of Mr. Hughes’ Employment Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the FDIC or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which (in any way) restricts the payment of any amounts or benefits which may become due under Mr. Hughes’ Employment Agreement.

The following table summarizes the potential payments to Mr. Hughes if a triggering event occurred on December 31, 2016.

Payments and Benefits	Termination without cause	Termination following a change in control
Cash Compensation	$600,015	$826,995
Health Benefits	18,113	18,113
Accelerated Option Vesting	—	61,725
Accelerated Restricted Stock Vesting	—	88,672
SERP Contribution	—	1,049,494
Total	$618,128	$2,044,998

Retention Agreements
The Company also entered into Retention Agreements with Messrs. Bedner and Kauchak. Each of the Retention Agreements provides that the executive may be terminated at any time for “cause” as defined in the applicable Retention Agreement or without “cause.” In the event that the executive is terminated without “cause” or resigns for “good cause” (as defined under the applicable Retention Agreement and discussed below), the executive is entitled to receive a severance amount equal to 12 months of the executive’s then current base salary. Such amount shall be paid in a lump sum payment (within 30 days of the termination of the executive). In addition, the executive will continue to receive medical, life insurance and other benefits to which the executive had been entitled at the date of termination for 12 months, unless and until the executive obtains new employment during such period and such new employment provides for such benefits to be provided to the executive. “Good Cause” under the Retention Agreements includes a material reduction in the executive’s duties and responsibilities or any reduction in the executive’s base salary.
In addition, if the executive’s employment with the Company or any successor terminates within 18 months after a “change in control” of the Company, as defined under the Retention Agreements (regardless of the reason for such termination), the executive will be entitled to receive an amount equal to twice the executive’s annual base salary at the date of termination, plus the aggregate amount of any cash bonuses paid to the executive during the preceding fiscal year. Such amount shall be paid in one lump sum payment (within 30 days of the executive’s termination subsequent to a “change in control”). The Company or its successor will be required to maintain the executive’s hospital, health, medical and life insurance coverage for such 24-month period. All unvested stock options and stock option grants previously granted to the executive shall accelerate and immediately vest upon the occurrence of a change in control.
Furthermore, if the executive’s employment with the Company terminates within 18 months after the Company consummates a “Significant Acquisition,” as defined under the Retention Agreements (regardless of the reason for such termination), the executive will be entitled to receive an amount equal to twice the amount of the executive’s annual base salary at the date of termination, plus the aggregate amount of any cash bonus paid to the executive during the preceding fiscal year. Such amount shall be paid  in one lump sum payment (within 30 days of the termination of the executive subsequent to a “Significant Acquisition.”) The Company is also required to maintain the executive’s hospital, health, medical and life insurance benefits coverage during such 24-month period, unless and until the executive obtains new employment during such period and such new employment provides for such benefits to be provided to the executive. In the event the executive becomes entitled to the foregoing amounts due to termination within 18 months of a Significant Acquisition, all unvested stock options and stock awards previously granted to the executive shall accelerate and immediately vest upon such termination. “Significant Acquisition” under the Retention Agreements means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 25% or more of the then outstanding voting securities of the Company. Each Retention Agreement has a term of three years; however, in the event that the term of the Retention Agreement would terminate at any time after the Company has engaged in substantive negotiations regarding a transaction that would lead to a change in control, the Retention Agreement shall continue to remain in full force and effect until the earlier to occur of (i) the effectuation of the transaction leading to the change in control, or (ii) the termination of the negotiations for the proposed transaction, which would have resulted in the change in control. In addition, the term of each Retention Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the FDIC or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which in any way restricts the payment of an award or benefits under the Retention Agreement.
The following table shows the payout which would be made to Mr. Bedner in the event Mr. Bedner's employment is terminated without cause and in the event that Mr. Bedner's employment is terminated following a change in control or significant acquisition:

Payments and Benefits	Termination without cause	Termination following a change in control
Cash Compensation	$199,498	$459,835
Health Benefits	12,333	24,666
Accelerated Vesting of Stock Options	—	61,925
Accelerated Vesting of Restricted Stock	—	44,225
Total	$211,831	$590,651

The following table shows the payout which would be made to Mr. Kauchak in the event Mr. Kauchak's employment is terminated without cause and in the event that Mr. Kauchak's employment is terminated following a change in control or significant acquisition:

Payments and Benefits	Termination without cause	Termination following a change in control
Cash Compensation	$183,456	$433,663
Health Benefits	6,430	12,860
Accelerated Vesting of Stock Options	—	61,925
Accelerated Vesting of Restricted Stock	—	44,225
Total	$189,886	$552,673

DIRECTOR COMPENSATION

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) *	Option Awards ($) *	All Other Compensation ($) **	Total ($)
Dr. Mark S. Brody (1)	13,700	19,290	16,896	12,000	61,886
Wayne Courtright (2)	19,200	19,290	16,896	12,000	67,386
Dave D. Dallas (3)	19,500	19,290	16,896	12,000	67,686
Robert H. Dallas, II (4)	16,900	19,290	16,896	12,000	65,086
Dr. Mary E. Gross (5)	14,500	19,290	16,896	12,000	62,686
Dr. Austin H. Kutscher, Jr. (6)	10,800	19,290	16,896	12,000	58,986
Peter E. Maricondo (7)	15,900	19,290	16,896	12,000	64,086
Raj Patel (8)	16,600	19,290	16,896	12,000	64,786
Donald E. Souders, Jr. (9)	10,400	19,290	16,896	12,000	58,586
Aaron Tucker (10)	17,700	19,290	16,896	12,000	65,886
Allen Tucker (11)	22,300	19,290	16,896	12,000	70,486

*Represents the full grant date fair value of the award.
** Represents the retainer paid in 2016 for service on the Board of Directors during 2015.

(1)	At December 31, 2016, Dr. Brody held exercisable options to purchase 13,420 shares of stock.

(2)	At December 31, 2016, Mr. Courtright held exercisable options to purchase 13,420 shares of stock.

(3)	At December 31, 2016, Mr. D. Dallas held exercisable options to purchase 16,452 shares of stock.

(4)	At December 31, 2016, Mr. R. Dallas II held exercisable options to purchase 16,452 shares of stock.

(5)	At December 31, 2016, Dr. Gross held no exercisable options to purchase stock.

(6)	At December 31, 2016, Dr. Kutscher held no exercisable options to purchase stock.

(7)	At December 31, 2016, Mr. Maricondo held exercisable options to purchase 13,420 shares of stock.

(8)	At December 31, 2016, Mr. Patel held exercisable options to purchase 8,800 shares of stock.

(9)	At December 31, 2016, Mr. Souders held exercisable options to purchase 13,420 shares of stock.

(10)	At December 31, 2016, Mr. Aaron Tucker held no exercisable options to purchase stock.

(11)	At December 31, 2016, Mr. Allen Tucker held exercisable options to purchase 8,800 shares of stock.

Each Director is a Director of the Company and the Bank. Directors of the Company do not receive per meeting fees for their service on the Company’s Board of Directors.  The Bank’s Board of Directors received a $12,000 retainer for service on the Board of Directors in 2016.  Directors also receive $700 for attendance at each Bank Board of Directors’ meeting, and between $300 and $700 for attendance at each Bank Committee meeting.  The Chairman of the Board and the Chairman of each individual Committee receive an additional $200 per meeting.

The Directors are eligible to participate in the Company’s stock bonus and stock option plans.  On January 5, 2016, the Company’s non-employee Directors were each granted 1,760 shares of restricted stock for their service in 2016.  The shares were granted at a fair value of $10.96 per share, which vest in 440 share increments over four (4) years commencing January 5, 2017. Also, they were each granted 4,400 nonqualified stock options on January 5, 2016 at a Black-Scholes fair value of $3.84, which vest in 1,467 share increments over three (3) years commencing January 5, 2017.

MANAGEMENT AND DIRECTOR DEFERRED FEE PLAN

Each of the Directors of the Company has the option to elect to defer up to 100% of his or her respective retainer and Board fees, while Executive Management may defer up to 100% of their bonuses.  The crediting rate of the deferred account balance is equal to the prime rate plus 100 basis points with a minimum of 4% and a maximum of 10%, adjusted annually and compounded monthly.  Each Director and Executive is 100% vested in his deferred account balance.  The retirement age under the plan is 65, and the benefit payment is paid in monthly installments for 120 months or as a lump sum.  The death benefit under the plan is 100% of the account balance paid to the participant’s beneficiary in monthly installments for 120 months or a lump sum if death occurs prior to retirement.  During the Company’s fiscal year ended December 31, 2016, Director Mark S. Brody received interest of $13,511.90 on his account balance; Director Austin H. Kutscher received interest of $3,836.16 on his account balance.  No other directors participated in the plan.  During the Company’s fiscal year ended December 31, 2016, Executive James A. Hughes received interest of $12,697.65 on his account balance; Executive John J. Kauchak received interest of $1,988.56 on his account balance.  No other executives participated in the plan.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS; REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to Directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or Directors, or in which they have beneficial ownership interest of ten percent or more).  These loans have all been made in the ordinary course of the Bank’s business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank and do not involve more than the normal risk of collectability or represent other unfavorable features.

Other than the ordinary course lending transactions described above, which must be approved by the Bank’s Board under bank regulatory requirements, all related party transactions are reviewed and approved by our Audit Committee.  This authority is provided to our Audit Committee under its written charter.  In reviewing these transactions, our Audit Committee seeks to ensure that the transaction is no less favorable to the Company than a transaction with an unaffiliated third party.  During 2016 and 2015, there were no transactions with related parties which would not have been required to be approved by our Audit Committee, and there were no related party transactions not approved by our Audit Committee.

Through February 2016, the Company leased its Clinton, New Jersey, headquarters from a partnership in which Messrs. David D. Dallas and Robert H. Dallas, II, along with an unrelated party are partners ("the partnership").  Under the lease for such facility, the partnership received aggregate rental payments of $76 thousand and $400 thousand in 2016 and 2015, respectively.  These rent payments reflect market rent, and the lease reflects terms that are comparable to those that could have been obtained in a lease with an unaffiliated third party.  In March 2016, the Company purchased its headquarters from the partnership for $4.1 million. This purchase price was a market price for the property.

Required Vote

DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

PROPOSAL 2 – THE RATIFICATION OF THE SELECTION OF RSM US LLP AS THE COMPANY’S INDEPENDENT EXTERNAL AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2017

The Audit Committee has appointed the firm of RSM US LLP to act as our independent registered public accounting firm and to audit our Consolidated Financial Statements for the fiscal year ending December 31, 2017.  This appointment will continue at the pleasure of the Audit Committee and is presented to the shareholders for ratification as a matter of good governance.  In the event that this appointment is not ratified by our shareholders, the Audit Committee will consider that fact when it selects the independent auditors for the following fiscal year.

Required Vote

THE SELECTION OF RSM US LLP WILL BE RATIFIED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE COMPANY’S SELECTION OF RSM US LLP.

PROPOSAL 3 - THE APPROVAL OF UNITY BANCORP, INC.
2017 STOCK OPTION PLAN

On February 23, 2017, the Board of Directors adopted the Unity Bancorp, Inc. 2017 Stock Option Plan (the “2017 Plan”) and directed that the 2017 Plan be submitted to the shareholders for approval at the 2017 Annual Meeting. The 2017 Plan will become effective if approved by a majority of the votes cast by holders of the shares of the Company’s Common Stock voting in person or by proxy at the Annual Meeting. The Company believes that the 2017 Plan will enable it to attract and continue to retain qualified directors, officers and employees, and, accordingly, the Company believes that it is in the best interests of the Company to adopt the 2017 Plan.

The purpose of the 2017 Plan is to provide directors, officers and employees of the Company, the Bank, and any subsidiaries the Company may acquire or form, with a proprietary interest in the Company as an incentive to encourage such persons to promote the growth and profitability of the Company and the Bank and remain in service with the Company and the Bank, and to reward such persons for the past performance of the Company and the Bank. The following summary of the material features of the 2017 Plan is qualified in its entirety by the full text of the 2017 Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

Summary of the 2017 Plan

The 2017 Stock Option Plan authorizes the granting of incentive stock options (“ISOs”) and non-statutory options for a total of 350,000 shares of Common Stock to certain members of management of the Company and the Bank. Participants in the Option Plan will be chosen by the Board of Directors of the Company from among the executive officers and directors of the Company, the Bank and any other subsidiaries the Company may acquire or form.

The exercise price for options granted under the Option Plan will be determined by the Board of Directors at the time of grant, but may not be less than 100% of the fair market value of the Common Stock on the date of grant. The Board of Directors will have the right to determine the other terms of any option grants, including whether to impose a vesting period. Options granted under the 2017 Plan may not have a term of greater than ten (10) years.

The Option Plan may be amended from time to time by the Board of Directors of the Company, however, options may not be repriced. The rights and obligations under any option granted before an amendment shall not be altered or impaired by any such amendment without the written consent of the optionee.

The options granted under the Option Plan may either be incentive stock options or non-statutory options. The grant of a non-statutory option which does not have a readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The non-statutory options granted under the Option Plan should be considered as not having a readily ascertainable fair market value at the time of grant because they are not tradable on an established market.

The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. Upon exercise of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to the amount paid for the stock plus the amount taxed at exercise and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

For federal income tax purposes, no taxable income results to the optionee upon the grant of an incentive stock option or upon the issuance of shares to the optionee upon the exercise of the option provided that the holding periods discussed below are complied with. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an incentive stock option.

If shares acquired upon the exercise of an incentive stock option are not disposed of within the two-year period following the date the option is granted and within the one year period following the date the shares are issued to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite periods described above, then the option will be treated as a non-statuatory option. In such event, the Company will be entitled to a corresponding deduction from its income, provided that the deduction is reasonable and that the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition of the shares over the fair market value of the shares at the time of exercise will be treated as capital gain.

Required Vote
IN ORDER FOR THE 2017 STOCK OPTION PLAN TO BE APPROVED, THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK VOTING AT THE ANNUAL MEETING IS REQUIRED.

UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED “FOR” THE APPROVAL OF THE 2017 STOCK OPTION PLAN.

Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2017 STOCK OPTION PLAN. SEE EXHIBIT A.

OTHER MATTERS

The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting.  However, if any other matter should properly come before the Annual Meeting, the persons authorized by the accompanying proxy will vote and act with respect thereto in what, according to their judgment, is in the interests of the Company and its shareholders.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the section of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC), shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.

COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and Directors and persons who own more than 10% of the Company’s Common Stock (who are referred to as “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms received or written representations from Reporting Persons, the Company believes that, with respect to the fiscal year ended December 31, 2016, the Reporting Persons timely complied with all applicable filing requirements.

SUBMISSION OF SHAREHOLDER PROPOSALS
FOR THE 2018 ANNUAL MEETING

Any shareholder who intends to present a proposal at the 2018 Annual Meeting of Shareholders must ensure that the proposal is received by the Corporate Secretary at Unity Bancorp, Inc., 64 Old Highway 22, Clinton, New Jersey, 08809, no later than November 15, 2017, if the proposal is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or is otherwise submitted.

ANNUAL REPORT ON FORM 10-K

At your request, the Company will provide by mail, without charge, a copy of its Annual Report on Form 10-K.  Please direct all inquiries to the Company’s Corporate Secretary at (908) 713-4308.

EXHIBIT A
UNITY BANCORP, INC.
2017 STOCK OPTION PLAN
Section 1. Purpose
The Unity Bancorp, Inc. 2017 Stock Option Plan (the “Plan”) is hereby established to foster and promote the long-term success of Unity Bancorp, Inc. (the “Corporation”) and its shareholders by providing directors and officers of the Corporation with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors and officers and in aligning the interests of such persons more closely with the interests of the Corporation’s shareholders by encouraging such parties to maintain an equity interest in the Corporation.
Section 2. Definitions
Capitalized terms not specifically defined elsewhere herein shall have the following meaning:
“Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.
“Board” means the Board of Directors of the Corporation or a designated committee of the Board of Directors.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.
“Common Stock” or “Stock” means the common stock, no par value, of the Corporation.
“Corporation” means Unity Bancorp, Inc. and any present or future subsidiary corporations of Unity Bancorp, Inc. (as defined in Section 424(f) of the Code) or any successor to such corporations.
“Disability” shall mean permanent and total disability which if a Participant were an employee of the Corporation would be treated as a total disability under the terms of the Corporation’s long-term disability plan for employees as in effect from time to time; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(e)(3) of the Code.
“Fair Market Value” means, with respect to shares of Common Stock, the fair market value as determined by the Board of Directors in good faith and in a manner established by the Board from time to time; provided, however, so long as the shares of Common Stock are last sale reported securities, then the “fair market value” of such shares on any date shall be the closing price reported in the consolidated reporting system, on the business day immediately preceding the date in question, as reported on Nasdaq.
“Incentive Stock Option” means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.
“Non-Employee Director” shall have the meaning ascribed to such term under Securities and Exchange Commission Rule 16b-3(b)(3).
“Non-Qualified Stock Option” means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.
“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
“Participant” means a member of the Board of Directors or employee of the Corporation selected by the Board to receive an Option under the Plan.
“Plan” means the Unity Bancorp, Inc. 2017 Stock Option Plan.
“Retirement,” with regard to an employee, means termination of employment in accordance with the retirement provisions of any retirement or pension plan maintained by the Corporation or any of its subsidiaries. With regard to a Non-Employee Director, “Retirement” shall mean cessation of service on the Corporation’s Board of Directors after age 65 with at least 10 years of service as a member of the Corporation’s Board of Directors. For purposes of this provision, service on the Board of Directors of Unity Bank shall be deemed to be service on the Board of Directors of the Corporation.

“Termination for Cause” means termination because of Participant’s intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Corporation.
Section 3. Administration
(a) The Plan shall be administered by the Board of Directors. Among other things, the Board of Directors shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof.
(b) Subject to the other provisions of the Plan, the Board of Directors shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.
(c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.
Section 4. Eligibility and Participation
Officers, employees and members of the Board of Directors of the Corporation shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board of Directors, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.
Section 5. Shares of Stock Available for Options
(a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 350,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grant under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
(b) In the event that the Board of Directors determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remains exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.
(c) Any adjustments under this Section will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

Section 6. Non-Qualified Stock Options
6.1  Grant of Non-Qualified Stock Options.
The Board of Directors may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board of Directors may determine, subject to the terms of the Plan. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:
(a)  Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board of Directors on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender, or through such other consideration as the Board of Directors shall determine is appropriate.
(b)  Terms of Options. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. No Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.
(c)  Termination of Service. Except as provided in Section 6.1(d) hereof, unless otherwise determined by the Board of Directors, upon the termination of a Participant’s service as an employee or member of the Board of Directors for any reason other than Disability, death or Termination for Cause, the Participant’s Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant’s Non-Qualified Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Board following the date of the Participant’s death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.
(d)  Exception for Retirement. Notwithstanding the general rule contained in Section 6.1(c) above, all options which are then currently exercisable held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the lesser of (i) the remaining term of the option, or (ii) twelve (12) months.
Section 7. Incentive Stock Options
7.1  Grant of Incentive Stock Options. The Board of Directors may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:
(a)  Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender, or through such other consideration as the Board of Directors shall determine is appropriate.
(b)  Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board of Directors. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified options.

(c)  Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.
(d)  Termination of Employment. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant’s service for any reason other than Disability, death or Termination for Cause, the Participant’s Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant’s Incentive Stock Options shall expire immediately upon termination.
Unless otherwise determined by the Board of Directors, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant’s legal representatives or the beneficiaries of the Participant for one year following the date of the Participant’s death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.
(e)  Exception for Retirement. Notwithstanding the general rule contained in Section 7.1(d) above, all options which are then exercisable held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the lesser of (i) the remaining term of the option or (ii) three (3) months.
(f)   Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.
Section 8. Extension
The Board of Directors may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code or otherwise conflict with any provision of this Plan.
Section 9. General Provisions Applicable to Options
(a)  Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board of Directors considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.
(b)  Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board of Directors need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

(c)  In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Corporation in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation, the Board of Directors shall provide for any one or more of the following actions, as to outstanding options:  (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) make or provide for a cash payment to the Participants equal to the difference between (A) the price paid for each share of common stock in such transaction (the "Merger Price") times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.
(d)  The Participant shall pay to the Corporation, or make provision satisfactory to the Board of Directors for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board’s sole discretion, a Participant (other than a Participant subject to Section 16 of the Act (a “Section 16 Participant”), who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. With respect to Section 16 Participants, upon the issuance of shares of Common Stock in respect of an Option, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Section 16 Participant’s federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Corporation may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.
(e)  For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:
(i)   a transfer to the employment of the Corporation from a subsidiary or from the Corporation to a subsidiary, or from one subsidiary to another, or
(ii)  an approved leave of absence for military service or sickness, or for any other purpose approved by the Corporation, if the Participant’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board of Directors otherwise so provides in writing.
(f)   The Board of Directors may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefore another Option of the same or a different type or changing the date of exercise or realization however it will not reprice options, provided that the Participant’s consent to each action shall be required unless the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant.
Section 10. Miscellaneous
(a)  No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Corporation’s Board of Directors. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.
(b)  Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.
(c)  Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.
(d)  Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

(e)  No member of the Board of Directors shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board of Directors be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board of Directors shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.
(f)   Subject to the approval of the shareholders of the Corporation, the Plan shall be effective on the date of such approval. Prior to such approval, Options may be granted under the Plan expressly subject to shareholder approval.
(g)  The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.
(h)  Options may not be granted under the Plan after December 31, 2027, but then outstanding Options may extend beyond such date.
(i)   To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

UNITY BANCORP INC

**IMPORTANT ANNUAL MEETING INFORMATION**

## Electronic Voting Instructions

### Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Standard Time, on April 27, 2017.**

### Vote by Internet

- Go to **www.investorvote.com/UNTY**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

## Annual Meeting Proxy Card

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

### A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

| | For | Withhold | | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01 - Wayne Courtright | ☐ | ☐ | 02 - David D. Dallas | ☐ | ☐ | 03 - Robert H. Dallas, II | ☐ | ☐ |
| 04 - Peter E. Maricondo | ☐ | ☐ | | | | | | |

4. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

### B Non-Voting Items

**Change of Address** — Please print your new address below.

**Comments** — Please print your comments below.

Mark the box to the right if you no longer wish to receive paper annual meeting materials and instead view them online ☐

**Meeting Attendance**
Mark the box to the right if you plan to attend the Annual Meeting. ☐

### C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

1 U P X

02IVVB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

UNITY BANCORP INC

## REVOCABLE PROXY — UNITY BANCORP, INC.

## ANNUAL MEETING OF SHAREHOLDERS APRIL 27, 2017

## THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints James A. Hughes and Alan J. Bedner, and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at The Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), NJ, on Thursday, April 27, 2017 at 9:30 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

**This Proxy will be voted as specified hereon. If no choice is specified, the Proxy will be voted "FOR" the proposals listed above.**

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Items to be voted appear on reverse side.)

UNITY BANCORP INC

**IMPORTANT ANNUAL MEETING INFORMATION**

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

## Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

### A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

| Nominee | For | Withhold |
|---|---|---|
| 01 - Wayne Courtright | ☐ | ☐ |
| 02 - David D. Dallas | ☐ | ☐ |
| 03 - Robert H. Dallas, II | ☐ | ☐ |
| 04 - Peter E. Maricondo | ☐ | ☐ |

4. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

### B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

1 U P X

02IVWB

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

UNITY BANCORP INC

## REVOCABLE PROXY — UNITY BANCORP, INC.

## ANNUAL MEETING OF SHAREHOLDERS APRIL 27, 2017

## THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints James A. Hughes and Alan J. Bedner, and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at The Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), NJ, on Thursday, April 27, 2017 at 9:30 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

**This Proxy will be voted as specified hereon. If no choice is specified, the Proxy will be voted "FOR" the proposals listed above.**

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Items to be voted appear on reverse side.)

UNITY BANCORP INC

IMPORTANT ANNUAL MEETING INFORMATION

**Vote by Internet**

- Go to **www.investorvote.com/UNTY**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

## Shareholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

**This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:**

**www.investorvote.com/UNTY**

### Easy Online Access — A Convenient Way to View Proxy Materials and Vote

**When you go online to view materials, you can also vote your shares.**

**Step 1:** Go to **www.investorvote.com/UNTY**.

**Step 2:** Click on the icon on the right to view current meeting materials.

**Step 3:** Return to the investorvote.com window and follow the instructions on the screen to log in.

**Step 4:** Make your selection as instructed on each screen to select delivery preferences and vote.

**When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.**

**Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 17, 2017 to facilitate timely delivery.**

2 N O T

02IVXC

## Shareholder Meeting Notice

**Unity Bancorp, Inc. Annual Meeting of Shareholders will be held on April 27, 2017 at The Grand Colonial Restaurant, 86 Route 173 West, Perryville, (Hampton) NJ at 9:30 A.M.**

**Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.**

**The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3:**

**PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.**

## Directions to the Unity Bancorp, Inc. 2017 Annual Shareholders' Meeting

Directions to the Unity Bancorp, Inc. 2017 Annual Shareholders' Meeting are available in the proxy statement, which can be viewed at www.investorvote.com/UNTY.

### Here's how to order a copy of the proxy materials and select a future delivery preference:

**Paper copies:** Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

**Email copies:** Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

**PLEASE NOTE:** You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/UNTY** Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials UNTY" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 17, 2017.

02IVXC

UNITY BANCORP INC

**IMPORTANT ANNUAL MEETING INFORMATION**

## Electronic Voting Instructions

### Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Standard Time, on April 27, 2017.**

### Vote by Internet

- Go to **www.investorvote.com/UNTY**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting 401(k) Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

| Nominee | For | Withhold |
|---|---|---|
| 01 - Wayne Courtright | ☐ | ☐ |
| 02 - David D. Dallas | ☐ | ☐ |
| 03 - Robert H. Dallas, II | ☐ | ☐ |
| 04 - Peter E. Maricondo | ☐ | ☐ |

4. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

### B Non-Voting Items

**Change of Address** — Please print your new address below.

**Comments** — Please print your comments below.

Mark the box to the right if you no longer wish to receive paper annual meeting materials and instead view them online ☐

**Meeting Attendance**
Mark the box to the right if you plan to attend the Annual Meeting. ☐

### C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

02IVYB